                                  THE J. M. SMUCKER COMPANY

                   THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

 PROXY -- CLASS A
 COMMON SHARES
(RECORD HOLDERS)

     P       At the Annual Meeting of Shareholders of THE J. M. SMUCKER COMPANY
     R       to be held on August 15, 2000, and at any adjournment, TIM SMUCKER,
     O       RICHARD SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are
     X       hereby authorized to represent me and vote my shares on the
     Y       following:

                      1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                         shares and Class B common shares into a single class of    ------------------------------------
                         voting common shares through the merger of JMS-Ohio,       ------------------------------------
                         Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                         J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                                                                                    (If you have written in the above
                      2. Election of Directors to the class whose term of office    space, please mark the corresponding
                         will expire in 2003. The nominees of the Board of          box on the reverse side of this
                         Directors are:                                             card.)
                         Fred A. Duncan, Charles S. Mechem, Jr., and Tim Smucker.
                      3. Ratification of appointment of auditors.

                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE

 ...................................................................................................................................

                                  DETACH CARD

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

CLASS A COMMON

                                     FOR    AGAINST  ABSTAIN                                        FOR   AGAINST    ABSTAIN
                                     [ ]      [ ]     [ ]                                           [ ]     [ ]        [ ]
1. Proposal to approve the                                     3. Proposal to ratify appointment
   combination of Smucker's Class A                            of auditors.
   common shares and Class B common
   shares into a single class of                               The Board of Directors recommends a
   voting common shares through the                            vote for the proposals described in
   merger of JMS-Ohio, Inc., a newly                           Items 1 and 3.
   formed, wholly owned subsidiary of
   The J. M. Smucker Company, into The
   J. M. Smucker Company.

                                     FOR   WITHHELD  FOR ALL
                                     ALL      ALL    EXCEPT:
                                     [ ]      [ ]     [ ]
2. Election of Directors --
  (see reverse)
  For, except vote withheld from the
  following nominee(s):

 ----------------------------------

UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED:

- FOR THE PROPOSAL DESCRIBED IN ITEM 1,

- FOR ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE,

  AND

- FOR THE PROPOSAL DESCRIBED IN ITEM 3.

                                       Will attend meeting/Number attending  ---

                                       Change of
                                       Address/Comments


                                       Dated: -------------- , 2000

                                       ----------------------------
                                       Signature(s)

                                       ----------------------------

                                       NOTE: Please sign your name as
                                             it appears in print and
                                             in case of multiple or
                                             joint ownership, all
                                             should sign.

 ................................................................................
                  *           FOLD AND DETACH HERE           *

PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE INDICATED BOX ON YOUR PROXY.
       ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE ON YOUR CARD.
           DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS
                   PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.

                                  THE J. M. SMUCKER COMPANY

                   THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

 PROXY -- CLASS B
 COMMON SHARES
(RECORD HOLDERS)

     P       At the Annual Meeting of Shareholders of THE J. M. SMUCKER COMPANY
     R       to be held on August 15, 2000, and at any adjournment, TIM SMUCKER,
     O       RICHARD SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are
     X       hereby authorized to represent me and vote my shares on the
     Y       following:

                      1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                         shares and Class B common shares into a single class of    ------------------------------------
                         voting common shares through the merger of JMS-Ohio,       ------------------------------------
                         Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                         J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                                                                                    (If you have written in the above
                                                                                    space, please mark the corresponding
                                                                                    box on the reverse side of this
                                                                                    card.)

                          PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE







 ....................................................................................................................................

                                  DETACH CARD

                           THE J. M. SMUCKER COMPANY

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

CLASS B COMMON

                                     FOR    AGAINST  ABSTAIN
                                     [ ]      [ ]     [ ]
1. Proposal to approve the                                     The Board of Directors recommends a
   combination of Smucker's Class A                            vote for the proposal described in
   common shares and Class B common                            Item 1.
   shares into a single class of
   voting common shares through the                            UNLESS OTHERWISE SPECIFIED BELOW,
   merger of JMS-Ohio, Inc., a                                 THIS PROXY WILL BE VOTED FOR THE
   newly formed, wholly owned                                  PROPOSAL DESCRIBED IN ITEM 1.
   subsidiary of The J. M. Smucker
   Company, into The J. M. Smucker
   Company.

                                                    Will attend meeting*

                                                    Number attending
                                                                    ---

                                                    Change of
                                                    Address/Comments


                                                    Dated:                , 2000
                                                           --------------

                                                    ----------------------------
                                                    Signature(s)

                                                    ----------------------------
                                                    NOTE: Please sign your name
                                                          as it appears in print
                                                          and in case of
                                                          multiple or joint
                                                          ownership, all should
                                                          sign.

 ................................................................................
                  *           FOLD AND DETACH HERE           *

PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE INDICATED BOX ON YOUR PROXY.
       ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE ON YOUR CARD.
           DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS
                   PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.

* IF YOU HOLD CLASS A COMMON SHARES AND INDICATED ON YOUR CLASS A PROXY THAT YOU WILL ATTEND THE ANNUAL MEETING, PLEASE DO NOT REQUEST ADDITIONAL
                         ADMISSION CARDS ON THIS PROXY.

--------------------------------------------------------------------------------

 CLASS A COMMON
 (SAVINGS PLAN)


           TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER
                  THE J. M. SMUCKER EMPLOYEE SAVINGS PLAN (THE "PLAN").

V I      I, the undersigned, as a Participant in or a Beneficiary of the Plan,
O N      hereby instruct the Trustee to vote (in person or by proxy), in
T S      accordance with my confidential instructions on the reverse and the
I T      provisions of the Plan, all Class A Common Shares of The J. M. Smucker
N R      Company (the "Company") allocated to my account under the Plan
G U      ("Allocated Shares") as of the record date for the Annual Meeting of
  C      Shareholders of the Company to be held on August 15, 2000. In addition
  T      to voting your Allocated Shares you may also use this card to vote
  I      non-directed Shares as determined in accordance with the terms of the
  O      Plan ("Non-directed Shares"). For more information concerning voting
  N      Non-directed Shares please refer to the reverse side of this card and
  S the enclosed instructions. The Trustee will vote any shares allocated to your account for which timely instructions are not received from you by 12:00 noon August 11, 2000, in accordance with the Plan.

                1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                   shares and Class B common shares into a single class of    ------------------------------------
                   voting common shares through the merger of JMS-Ohio,       ------------------------------------
                   Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                   J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                2. Election of Directors to the class whose term of office    (If you have written in the above
                   will expire in 2003. The nominees of the Board of          space, please mark the corresponding
                   Directors are:                                             box on the reverse side of this
                                                                              card.)
                   Fred A. Duncan, Charles S. Mechem, Jr., and Tim Smucker.
                3. Ratification of appointment of auditors.

                           PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

CLASS A COMMON
[                                                                              ]

                                     FOR    AGAINST  ABSTAIN                                        FOR   AGAINST   ABSTAIN
                                     [ ]      [ ]     [ ]                                           [ ]     [ ]       [ ]
1. Proposal to approve the                                     3. Proposal to ratify appointment
   combination of Smucker's Class A                            of auditors.
   common shares and Class B common
   shares into a single class of
   voting common shares through the
   merger of JMS-Ohio, Inc., a newly
   formed, wholly owned subsidiary of
   The J. M. Smucker Company, into The
   J. M. Smucker Company.

                                     FOR   WITHHELD  FOR ALL
                                     ALL      ALL    EXCEPT:
                                     [ ]      [ ]     [ ]

2. Election of Directors --
   (see reverse)
   For, except vote withheld from the
   following nominee(s):
   ----------------------------------

INSTRUCTION REGARDING NON-DIRECTED SHARES

I wish to vote Non-directed Shares under the Plan in the        [ ]
same way as my Allocated Shares.

I do not wish to vote Non-directed Shares.                      [ ]


I wish to vote Non-directed Shares differently from my          [ ]
Allocated Shares and will call the Trustee at (216) 689-3565 to request a separate card for that purpose.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS
DESCRIBED IN ITEMS 1 AND 3.

Unless otherwise specified, this proxy will be voted:

- for the proposal described in item 1,

- for election as directors of the nominees listed on the reverse,

- for the proposal described in item 3, and

- for Allocated Shares only.

                                                  Change of          [ ]
                                                  Address/Comments

                                                  Dated: -------------- , 2000

                                                  ------------------------------
                                                  Signature(s)

                                                  ------------------------------
                                                  NOTE: Please sign your name
                                                        as it appears in print.

 ................................................................................
                  *           FOLD AND DETACH HERE           *

--------------------------------------------------------------------------------

CLASS B COMMON
(SAVINGS PLAN)

           TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER
                  THE J. M. SMUCKER EMPLOYEE SAVINGS PLAN (THE "PLAN").

V I      I, the undersigned, as a Participant in or a Beneficiary of the Plan,
O N      hereby instruct the Trustee to vote (in person or by proxy), in
T S      accordance with my confidential instructions on the reverse and the
I T      provisions of the Plan, all Class B Common Shares of The J. M. Smucker
N R      Company (the "Company") allocated to my account under the Plan
G U      ("Allocated Shares") as of the record date for the Annual Meeting of
  C      Shareholders of the Company to be held on August 15, 2000. In addition
  T      to voting your Allocated Shares you may also use this card to vote
  I      non-directed shares as determined in accordance with the terms of the
  O      Plan ("Non-directed Shares"). For more information concerning voting
  N      Non-directed Shares please refer to the reverse side of this card and
  S the enclosed instructions. The Trustee will vote any shares allocated to your account for which timely instructions are not received from you by 12:00 noon August 11, 2000, in accordance with the Plan.

                1. Approval of the combination of Smucker's Class A common      (change of address and comments)
                   shares and Class B common shares into a single class of    ------------------------------------
                   voting common shares through the merger of JMS-Ohio,       ------------------------------------
                   Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                   J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                                                                              (If you have written in the above
                                                                              space, please mark the corresponding
                                                                              box on the reverse side of this
                                                                              card.)

                           PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. LOGO

CLASS B COMMON
[                                                                              ]

                                     FOR    AGAINST  ABSTAIN
                                     [ ]      [ ]     [ ]

1. Proposal to approve the                                     INSTRUCTION REGARDING NON-DIRECTED
   combination of Smucker's Class A                            SHARES
   common shares and Class B common                            I wish to vote Non-directed Shares under   [ ]
   shares into a single class of                               the Plan in the same way as my
   voting common shares through the                            Allocated Shares.
   merger of JMS-Ohio, Inc., a                                 I do not wish to vote Non-directed         [ ]
   newly formed, wholly owned                                  Shares.
   subsidiary of The J. M. Smucker                             I wish to vote Non-directed Shares         [ ]
   Company, into The J. M. Smucker                             differently from my Allocated Shares
   Company.                                                    and will call the Trustee at
                                                               (216) 689-3565 to request a separate
                                                               card for that purpose.

                                                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                               FOR THE PROPOSAL DESCRIBED IN ITEM 1.
                                                               Unless otherwise specified, this proxy
                                                               will be voted for the proposal described
                                                               in item 1 and for Allocated Shares only.

                                                    Change of          [ ]
                                                    Address/Comments

                                                    Dated:                , 2000
                                                           --------------

                                                    ----------------------------
                                                    Signature(s)

                                                    ----------------------------

                                                    NOTE: Please sign your name
                                                          as it appears in print.

 ....................................................................................................................................

                  *           FOLD AND DETACH HERE           *

--------------------------------------------------------------------------------
CLASS A COMMON
   (ESOP)

           TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER
              THE J. M. SMUCKER EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN").

V I      I, the undersigned, as a Participant in or a Beneficiary of the Plan,
O N      hereby instruct the Trustee to vote (in person or by proxy), in
T S      accordance with my confidential instructions on the reverse and the
I T      provisions of the Plan, all Class A Common Shares of The J. M. Smucker
N R      Company (the "Company") allocated to my account under the Plan
G U      ("Allocated Shares") as of the record date of the Annual Meeting of
  C      Shareholders of the Company to be held on August 15, 2000. In addition
  T      to voting your Allocated Shares you may also use this card to vote
  I      unallocated shares held in the ESOP Suspense Account ("Unallocated
  O      Shares") and non-directed shares as determined in accordance with the
  N      terms of the Plan ("Non-directed Shares"). For more information
  S concerning voting Unallocated Shares and Non-directed Shares please refer to the reverse side of this card and the enclosed instructions. The Trustee will vote any shares allocated to your account for which timely instructions are not received for you by 12:00 noon August 11, 2000, in accordance with the Plan.

                1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                   shares and Class B common shares into a single class of    ------------------------------------
                   voting common shares through the merger of JMS-Ohio,       ------------------------------------
                   Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                   J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                2. Election of Directors to the class whose term of office    (If you have written in the above
                   will expire in 2003. The nominees of the Board of          space, please mark the corresponding
                   Directors are:                                             box on the reverse side of this
                                                                              card.)
                  Fred A. Duncan, Charles S. Mechem, Jr., and Tim Smucker.
                3. Ratification of appointment of auditors.

                           PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE
 ....................................................................................................................................

                                  DETACH CARD

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

CLASS A COMMON
[                                                                              ]

                                     FOR    AGAINST  ABSTAIN                                        FOR   AGAINST   ABSTAIN
                                     [ ]      [ ]     [ ]                                           [ ]     [ ]       [ ]
1. Proposal to approve the                                     3. Proposal to ratify appointment
   combination of Smucker's Class A                            of auditors.
   common shares and Class B common
   shares into a single class of
   voting common shares through the
   merger of JMS-Ohio, Inc., a newly
   formed, wholly owned subsidiary of
   The J. M. Smucker Company, into The
   J. M. Smucker Company.

                                     FOR   WITHHELD  FOR ALL
                                     ALL      ALL    EXCEPT:
                                     [ ]      [ ]     [ ]
2. Election of Directors --
   (see reverse)
   For, except vote withheld from the
   following nominee(s):
   ----------------------------------

INSTRUCTION REGARDING NON-DIRECTED AND UNALLOCATED SHARES

I wish to vote Non-directed Shares and Unallocated Shares under      [ ]
the Plan in the same way as my Allocated Shares.

I do not wish to vote Non-directed Shares or Unallocated Shares.     [ ]

I wish to vote Non-directed Shares or Unallocated Shares             [ ]
differently from my Allocated Shares and will call the Trustee at (216) 689-3565 to request a separate card for that purpose.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS DESCRIBED IN ITEMS 1 AND 3.

Unless otherwise specified, this proxy will be voted:

- for the proposal described in Item 1,

- for election as directors of the nominees listed on the reverse,

- for the proposal described in Item 3, and

- for Allocated Shares only.

                                                  Change of          [ ]
                                                  Address/Comments

                                                  Dated: -------------- , 2000

                                                  ------------------------------
                                                  Signature(s)

                                                  ------------------------------

                                                  NOTE: Please sign your name
                                                        as it appears in print.

 ................................................................................
                  *           FOLD AND DETACH HERE           *

--------------------------------------------------------------------------------
CLASS B COMMON
    (ESOP)

           TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER
              THE J. M. SMUCKER EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN").

V I      I, the undersigned, as a Participant in or a Beneficiary of the Plan,
O N      hereby instruct the Trustee to vote (in person or by proxy), in
T S      accordance with my confidential instructions on the reverse and the
I T      provisions of the Plan, all Class B Common Shares of The J. M. Smucker
N R      Company (the "Company") allocated to my account under the Plan
G U      ("Allocated Shares") as of the record date for the Annual Meeting of
  C      Shareholders of the Company to be held on August 15, 2000. In addition
  T      to voting your Allocated Shares you may also use this card to vote
  I      unallocated shares held in the ESOP Suspense Account ("Unallocated
  O      Shares") and non-directed shares as determined in accordance with the
  N      terms of the Plan ("Non-directed Shares"). For more information
  S concerning voting Unallocated Shares and Non-directed Shares please refer to the reverse side of this card and the enclosed instructions. The Trustee will vote any shares allocated to your account for which timely instructions are not received for you by 12:00 noon August 11, 2000, in accordance with the Plan.

                1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                   shares and Class B common shares into a single class of    ------------------------------------
                   voting common shares through the merger of JMS-Ohio,       ------------------------------------
                   Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                   J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                                                                              (If you have written in the above
                                                                              space, please mark the corresponding
                                                                              box on the reverse side of this
                                                                              card.)

                           PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE

                           THE J. M. SMUCKER COMPANY

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

CLASS B COMMON

                                     FOR    AGAINST  ABSTAIN
                                     [ ]      [ ]     [ ]

1. Proposal to approve the                                     INSTRUCTION REGARDING NON-DIRECTED AND
   combination of Smucker's Class A                            UNALLOCATED SHARES
   common shares and Class B common                            I wish to vote Non-directed Shares and        [ ]
   shares into a single class of                               Unallocated Shares under the Plan in the
   voting common shares through the                            same way as my Allocated Shares.
   merger of JMS-Ohio, Inc., a                                 I do not wish to vote Non-directed Shares     [ ]
   newly formed, wholly owned                                  or Unallocated Shares.
   subsidiary of The J. M. Smucker                             I wish to vote Non-directed Shares or         [ ]
   Company, into The J. M. Smucker                             Unallocated Shares differently from my
   Company.                                                    Allocated Shares and will call the Trustee
                                                               at (216) 689-3565 to request a separate
                                                               card for that purpose.

                                                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                               FOR THE PROPOSAL DESCRIBED IN ITEM 1.

                                                               Unless otherwise specified, this proxy
                                                               will be voted for the proposal described
                                                               in item 1 and for Allocated Shares only.

                                                    Change of          [ ]
                                                    Address/Comments

                                                    Dated: -------------- , 2000

                                                    ----------------------------
                                                    Signature(s)

                                                    ----------------------------

                                                    NOTE: Please sign your name
                                                          as it appears in print.

 ...................................................................................................................................

                  *           FOLD AND DETACH HERE           *

--------------------------------------------------------------------------------
                                  THE J. M. SMUCKER COMPANY

                   THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

 PROXY -- CLASS A
 COMMON SHARES
 (STREET NAME)

     P       At the Annual Meeting of Shareholders of THE J. M. SMUCKER COMPANY
     R       to be held on August 15, 2000, and at any adjournment, TIM SMUCKER,
     O       RICHARD SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are
     X       hereby authorized to represent me and vote my shares on the
     Y       following:


                      1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                         shares and Class B common shares into a single class of    ------------------------------------
                         voting common shares through the merger of JMS-Ohio,       ------------------------------------
                         Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                         J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                      2. Election of Directors to the class whose term of office    (If you have written in the above
                         will expire in 2003. The nominees of the Board of          space, please mark the corresponding
                         Directors are:                                             box on the reverse side of this
                         Fred A. Duncan, Charles S. Mechem, Jr., and                card.)
                         Tim Smucker.
                      3. Ratification of appointment of auditors.

                           PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE

------------------------------------------------------------------------------------------------------------------------------------

                                  DETACH CARD

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

CLASS A COMMON

                                     FOR    AGAINST  ABSTAIN                                        FOR   AGAINST    ABSTAIN
                                     [ ]      [ ]     [ ]                                           [ ]     [ ]        [ ]
1. Proposal to approve the                                     3. Proposal to ratify appointment
   combination of Smucker's Class A                            of auditors.
   common shares and Class B common
   shares into a single class of
   voting common shares through the
   merger of JMS-Ohio, Inc., a newly
   formed, wholly owned subsidiary of
   The J. M. Smucker Company, into The
   J. M. Smucker Company.
                                     FOR   WITHHELD  FOR ALL
                                     ALL      ALL    EXCEPT:
                                     [ ]      [ ]     [ ]

2. Election of Directors --
   (see reverse)
   For, except vote withheld from the
   following nominee(s):
   ----------------------------------

The Board of Directors recommends a vote for the proposals described in Items 1 and 3.
UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED:
- FOR ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE, AND
- FOR THE PROPOSAL DESCRIBED IN ITEM 3.
BY SIGNING BELOW, THE UNDERSIGNED:
- INSTRUCTS THAT THIS PROXY BE VOTED AS MARKED; AND
- CERTIFIED THAT OF THE TOTAL NUMBER OF CLASS A COMMON SHARES REPRESENTED BY THIS PROXY, _______ HAVE BEEN OWNED SINCE BEFORE JULY 3, 1996, AND _______ WERE ACQUIRED ON OR AFTER JULY 3, 1996.
IF NO CERTIFICATION IS MADE, IT WILL BE DEEMED THAT ALL CLASS A COMMON SHARES COVERED BY THIS PROXY WERE ACQUIRED ON OR AFTER JULY 3, 1996.

                                                CHANGE OF
                                                ADDRESS/COMMENTS   [ ]

                                                Dated: ------------------ , 2000

                                                ----------------------------
                                                Signature(s)

                                                ----------------------------

                                                NOTE: Please sign your name
                                                      as it appears in print
                                                      and in case of
                                                      multiple or joint
                                                      ownership, all should
                                                      sign.

 ................................................................................
                  *           FOLD AND DETACH HERE           *

PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.
 IF YOU PLAN TO ATTEND THE MEETING, PLEASE WRITE TO THE CORPORATE SECRETARY AT
                                STRAWBERRY LANE,
 ORRVILLE, OHIO 44667-0280 TO REQUEST AN ADMISSION CARD. IF YOUR SHARES ARE NOT
                                  HELD IN YOUR
 NAME, PLEASE FURNISH PROOF OF SHAREHOLDER STATUS, SUCH AS A BANK OR BROKERAGE
                                      FIRM
 ACCOUNT STATEMENT. ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE IN YOUR
                                  REQUEST FOR
 AN ADMISSION CARD. DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS
                                      PER
                     SHAREHOLDER ACCOUNT WILL BE PROVIDED.

--------------------------------------------------------------------------------
                           THE J. M. SMUCKER COMPANY

             THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY -- CLASS B
COMMON SHARES
(STREET NAME)

    P        At the Annual Meeting of Shareholders of THE J. M. SMUCKER COMPANY
    R        to be held on August 15, 2000, and at any adjournment, TIM SMUCKER,
    O        RICHARD SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are
    X        hereby authorized to represent me and vote my shares on the
    Y        following:

                      1. Approval of the combination of Smucker's Class A common      (change of address and comments)
                         shares and Class B common shares into a single class of    ------------------------------------
                         voting common shares through the merger of JMS-Ohio,       ------------------------------------
                         Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                         J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------

                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY

------------------------------------------------------------------------------------------------------------------------------------

                                  DETACH CARD

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X] CLASS B COMMON

                                     FOR    AGAINST  ABSTAIN
                                     [ ]      [ ]     [ ]
1. Proposal to approve the                                     The Board of Directors recommends a
   combination of Smucker's Class A                            vote for the proposal described in
   common shares and Class B common                            Item 1.
   shares into a single class of                               BY SIGNING BELOW, THE UNDERSIGNED
   voting common shares through the                            INSTRUCTS THAT THIS PROXY BE VOTED
   merger of JMS-Ohio, Inc., a                                 AS MARKED.
   newly formed, wholly owned
   subsidiary of The J. M. Smucker
   Company, into The J. M. Smucker
   Company.

                                                    Change of
                                                    Address/Comments   [ ]

                                                    Dated: -------------- , 2000

                                                    ----------------------------
                                                    Signature(s)

                                                    ----------------------------
                                                    NOTE: Please sign your name
                                                          as it appears in print
                                                          and in case of
                                                          multiple or joint
                                                          ownership, all should
                                                          sign.

 ................................................................................
                  *           FOLD AND DETACH HERE           *

PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.
 IF YOU PLAN TO ATTEND THE MEETING, PLEASE WRITE TO THE CORPORATE SECRETARY AT
                                STRAWBERRY LANE,
 ORRVILLE, OHIO 44667-0280 TO REQUEST AN ADMISSION CARD. IF YOUR SHARES ARE NOT
                                  HELD IN YOUR
 NAME, PLEASE FURNISH PROOF OF SHAREHOLDER STATUS, SUCH AS A BANK OR BROKERAGE
                                      FIRM
 ACCOUNT STATEMENT. ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE ON YOUR
                                     CARD.
   DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS PER SHAREHOLDER
                           ACCOUNT WILL BE PROVIDED.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS
                     DIRECTORS OF THE NOMINEES LISTED BELOW
                AND FOR THE PROPOSALS DESCRIBED IN ITEMS 3 AND 4.

                                 THE J. M. SMUCKER COMPANY
                                   CLASS A COMMON SHARES

                   THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    PROXY -- CLASS A
     COMMON SHARES
   (BANKS, BROKERS,
     AND NOMINEES)

      P          At the Annual Meeting of Shareholders of The J. M. SMUCKER
      R     COMPANY to be held on August 15, 2000, and at any adjournment, TIM
      O     SMUCKER, RICHARD SMUCKER, and STEVEN J. ELLCESSOR, and each of them,
      X     are hereby authorized to represent me and vote my shares on the
      Y     following:

            1. Proposal to approve the combination of Smucker's Class A common shares and Class B common shares into a single class of voting common shares through the merger of JMS-Ohio, Inc., a newly formed, wholly owned subsidiary of The J. M. Smucker Company, into The J. M. Smucker Company.

                   [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

           2. Election of Directors to the class whose term of office will expire in 2003. The nominees of the Board of Directors are:

               Fred A. Duncan, Charles S. Mechem, Jr., and Tim Smucker.
            (INSTRUCTION: In the table on the reverse side indicate the number of shares withheld as to each nominee in the column marked "Against")

            3. Proposal to ratify appointment of auditors.

                   [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

            4. Any other matter that may properly come before this meeting.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS DESCRIBED IN ITEMS 1 AND 3.

 (Continued from the reverse side)




                                         CLASS A SHARES OWNED BY THE BENEFICIAL
                                            OWNERS SINCE BEFORE JULY 3, 1996
                                 -------------------------------------------------------
                                        FOR              AGAINST            ABSTAIN
                                 -----------------  -----------------  -----------------
                                        Post number of shares NOT number of votes


1. Proposal to approve the
   merger of JMS-Ohio, Inc.
   into The J. M. Smucker
   Company                       shs.               shs.               shs.
2. Directors:
   Fred A. Duncan                shs.               shs.               shs.
   Charles S. Mechem, Jr.        shs.               shs.               shs.
   Tim Smucker                   shs.               shs.               shs.
3. Proposal to ratify
   appointment of auditors       shs.               shs.               shs.

                                         CLASS A SHARES ACQUIRED BY THE BENEFICIAL
                                              OWNERS ON OR AFTER JULY 3, 1996
                                 -------------------------------------------------------
                                      FOR               AGAINST             ABSTAIN
                                 -----------------  -----------------  -----------------
                                        Post number of shares NOT number of votes

1. Proposal to approve the
   merger of JMS-Ohio, Inc.
   into The J. M. Smucker
   Company                        shs.              shs.               shs.
2. Directors:
   Fred A. Duncan                 shs.              shs.               shs.
   Charles S. Mechem, Jr.         shs.              shs.               shs.
   Tim Smucker                    shs.              shs.               shs.
3. Proposal to ratify
   appointment of auditors        shs.              shs.               shs.

                 POST ONLY RECORD POSITION; DO NOT TABULATE VOTES

                                                Signed this  _____ day of 2000.

                                                --------------------------------

                                                --------------------------------
                                                          Signature(s)

   NOTE: Please sign your name as it appears in print and in case of multiple or joint ownership, all should sign.

      PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE --
                              NO POSTAGE NECESSARY

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED
                                   IN ITEM 1.

                                  THE J. M. SMUCKER COMPANY
                                    CLASS B COMMON SHARES

                    THIS PROXY FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS
                        IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    PROXY -- CLASS B
     COMMON SHARES
   (BANKS, BROKERS,
     AND NOMINEES)

     P      At the Annual Meeting of Shareholders of THE J. M. SMUCKER COMPANY
     R      to be held on August 15, 2000, and at any adjournment, TIM SMUCKER,
     O      RICHARD SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are
     X      hereby authorized to represent me and vote my shares on the
     Y      following:

            1. Proposal to approve the combination of Smucker's Class A common shares and Class B common shares into a single class of voting common shares through the merger of JMS-Ohio, Inc., a newly formed, wholly owned subsidiary of The J. M. Smucker Company, into The J. M. Smucker Company.
                [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL
               DESCRIBED IN ITEM 1.

 (Continued from the reverse side)

                                                      CLASS B SHARES OWNED BY THE BENEFICIAL OWNERS
                                     -------------------------------------------------------------------------------
                                                FOR                      AGAINST                    ABSTAIN
                                                ---                      -------                    -------
                                                                  Post number of shares
1. Proposal to approve the merger
   of JMS-Ohio, Inc. into The J. M.
   Smucker Company                   shs.                       shs.                       shs.
                                          ------------               -----------                -----------

                                               Signed this  _____ day of 2000.

                                               ---------------------------------

                                               ---------------------------------
                                                         Signature(s)

                                               NOTE: Please sign your name as it
                                               appears in print and in case of
                                               multiple or joint ownership, all
                                               should sign.

 PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE
                                   NECESSARY

--------------------------------------------------------------------------------
 CLASS A COMMON
 (SAVINGS PLAN)


           TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER
          THE J. M. SMUCKER COMPANY ORRVILLE REPRESENTED EMPLOYEE SAVINGS PLAN
                                      (THE "PLAN").

V I      I, the undersigned, as a Participant in or a Beneficiary of the Plan,
O N      hereby instruct the Trustee to vote (in person or by proxy), in
T S      accordance with my confidential instructions on the reverse and the
I T      provisions of the Plan, all Class A Common Shares of The J. M. Smucker
N R      Company (the "Company") allocated to my account under the Plan
G U      ("Allocated Shares") as of the record date for the Annual Meeting of
  C      Shareholders of the Company to be held on August 15, 2000. In addition
  T      to voting your Allocated Shares you may also use this card to vote
  I      Non-directed Shares as determined in accordance with the terms of the
  O      Plan ("Non-directed Shares"). For more information concerning voting
  N      Non-directed Shares please refer to the reverse side of this card and
  S the enclosed instructions. The Trustee will vote any shares allocated to your account for which timely instructions are not received from you by 12:00 noon August 11, 2000, in accordance with the Plan.

                1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                   shares and Class B common shares into a single class of    ------------------------------------
                   voting common shares through the merger of JMS-Ohio,       ------------------------------------
                   Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                   J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                2. Election of Directors to the class whose term of office    (If you have written in the above
                   will expire in 2003. The nominees of the Board of          space, please mark the corresponding
                   Directors are:                                             box on the reverse side of this
                                                                              card.)
                   Fred A. Duncan, Charles S. Mechem, Jr., and Tim Smucker.
                3. Ratification of appointment of auditors.

                           PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

CLASS A COMMON

                                     FOR    AGAINST  ABSTAIN                                        FOR   AGAINST   ABSTAIN
                                     [ ]      [ ]     [ ]                                           [ ]     [ ]       [ ]
1. Proposal to approve the                                     3. Proposal to ratify appointment
   combination of Smucker's Class A                            of auditors.
   common shares and Class B common
   shares into a single class of
   voting common shares through the
   merger of JMS-Ohio, Inc., a newly
   formed, wholly owned subsidiary of
   The J. M. Smucker Company, into The
   J. M. Smucker Company.

                                     FOR   WITHHELD  FOR ALL
                                     ALL      ALL    EXCEPT:
                                     [ ]      [ ]     [ ]

2. Election of Directors --
   (see reverse)
   For, except vote withheld from the
   following nominee(s):
   ----------------------------------

INSTRUCTION REGARDING NON-DIRECTED SHARES

I wish to vote Non-directed Shares under the Plan in the        [ ]
same way as my Allocated Shares.

I do not wish to vote Non-directed Shares.                      [ ]

I wish to vote Non-directed Shares differently from my          [ ]
Allocated Shares and will call the Trustee at (216) 689-3565 to request a separate card for that purpose.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS
DESCRIBED IN ITEMS 1 AND 3.

Unless otherwise specified, this proxy will be voted:

- for the proposal described in item 1,

- for election as directors of the nominees listed on the reverse,

- for the proposal described in item 3, and

- for Allocated Shares only.

                                                  Change of
                                                  Address/Comments

                                                  Dated: -------------- , 2000

                                                  ------------------------------
                                                  Signature(s)

                                                  ------------------------------
                                                  NOTE: Please sign your name
                                                        as it appears in print.

 ................................................................................
                  *           FOLD AND DETACH HERE           *

--------------------------------------------------------------------------------
CLASS B COMMON
(SAVINGS PLAN)


           TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER
          THE J. M. SMUCKER COMPANY ORRVILLE REPRESENTED EMPLOYEE SAVINGS PLAN
                                      (THE "PLAN").

V I      I, the undersigned, as a Participant in or a Beneficiary of the Plan,
O N      hereby instruct the Trustee to vote (in person or by proxy), in
T S      accordance with my confidential instructions on the reverse and the
I T      provisions of the Plan, all Class B Common Shares of The J. M. Smucker
N R      Company (the "Company") allocated to my account under the Plan
G U      ("Allocated Shares") as of the record date for the Annual Meeting of
  C      Shareholders of the Company to be held on August 15, 2000. In addition
  T      to voting your Allocated Shares you may also use this card to vote
  I      Non-directed Shares as determined in accordance with the terms of the
  O      Plan ("Non-directed Shares"). For more information concerning voting
  N      Non-directed Shares please refer to the reverse side of this card and
  S the enclosed instructions. The Trustee will vote any shares allocated to your account for which timely instructions are not received from you by 12:00 noon August 11, 2000, in accordance with the Plan.

                1. Approval of the combination of Smucker's Class A common    (change of address and comments)
                   shares and Class B common shares into a single class of    ------------------------------------
                   voting common shares through the merger of JMS-Ohio,       ------------------------------------
                   Inc., a newly formed, wholly owned subsidiary of The       ------------------------------------
                   J. M. Smucker Company, into The J. M. Smucker Company.     ------------------------------------
                                                                              (If you have written in the above
                                                                              space, please mark the corresponding
                                                                              box on the reverse side of this
                                                                              card.)

                           PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--                 SEE REVERSE
                                                 NO POSTAGE NECESSARY                                           SIDE

                           THE J. M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

CLASS B COMMON

                                     FOR    AGAINST  ABSTAIN
1. Proposal to approve the           [ ]    [ ]     [ ]
   combination of Smucker's Class A
   common shares and Class B common
   shares into a single class of
   voting common shares through the
   merger of JMS-Ohio, Inc., a
   newly formed, wholly owned
   subsidiary of The J. M. Smucker
   Company, into The J. M. Smucker
   Company.

INSTRUCTION REGARDING NON-DIRECTED SHARES

I wish to vote Non-directed Shares under the Plan in the      [ ]
same way as my Allocated Shares.

I do not wish to vote Non-directed Shares.                    [ ]

I wish to vote Non-directed Shares differently from my        [ ]
Allocated Shares and will call the Trustee at (216) 689-3565 to request a separate card for that purpose.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS DESCRIBED IN ITEMS 1 AND 3.

Unless otherwise specified, this proxy will be voted:

- for the proposal described in item 1 and for Allocated Shares only


                                                Change of
                                                Address/Comments

                                                Dated: -------------- , 2000

                                                ------------------------------
                                                Signature(s)

                                                ------------------------------
                                                NOTE: Please sign your name
                                                      as it appears in print.

 ...............................................................................
                  *           FOLD AND DETACH HERE           *

                                [SMUCKER'S LOGO]

Dear Shareholder:

     The enclosed proxy card for Class A Common Shares of The J. M. Smucker Company ("Smucker") is a little different from most proxy cards. It not only permits you to give instructions as to how to vote your Class A Common Shares, but also provides for certification as to how long you have been the beneficial owner of your shares. That certification will determine how many votes you will be entitled to cast with respect to your Class A Common Shares at the Annual Meeting to be held on August 15, 2000.

     The number of votes to which you will be entitled with respect to your Class A Common Shares depends on whether or not there has been any change since July 3, 1996 (the date which is four years prior to the record date for the Annual Meeting) in the "beneficial ownership" of your Class A Common Shares, as that phrase is defined in Smucker's Amended Articles of Incorporation. Generally speaking, this means that if you own Class A Common Shares that were purchased prior to July 3, 1996, you will be entitled to ten votes for each of those shares. You will have only one vote per share, though, for Class A Common Shares purchased on or after July 3, 1996.

     Even though you have Class A Common Shares acquired on or after July 3, 1996, you may be entitled to ten votes per share under certain circumstances. Those circumstances and other aspects of the voting rights of the holders of Class A Common Shares are governed by the Amended Articles of Incorporation, pertinent portions of which are set forth on the reverse side of this letter. IT IS IMPORTANT THAT YOU COMPLETE THE CERTIFICATION AND INSTRUCTION ON THE ACCOMPANYING CLASS A PROXY CARD. IF YOU DO NOT FILL IN THE BLANKS, IT WILL BE ASSUMED THAT ALL THE CLASS A COMMON SHARES REPRESENTED BY YOUR PROXY WERE ACQUIRED ON OR AFTER JULY 3, 1996, AND YOU WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE FOR ALL THOSE SHARES.

     If you also hold Class B Common Shares, you will also find enclosed a proxy card for Class B Common Shares of Smucker. Typically, your Class B Common Shares are non-voting and you do not receive a proxy card with respect to your Class B Common Shares. At this year's Annual Meeting, however, your Class B Common Shares are entitled to vote on one matter. Regardless of when you acquired your Class B Common Shares, you will be entitled to one vote per share with respect to each of your Class B Common Shares.

     If you have questions, please contact either our Corporate Secretary's office or our Transfer Agent, Computershare Investor Services, LLC. Their addresses and telephone numbers are listed in our Annual Report.

                                            /s/ Tim Smucker
                                            TIM SMUCKER
                                            Chairman

                                            /s/ Richard K. Smucker
                                            RICHARD SMUCKER
                                            President

                        EXPRESS TERMS OF CLASS A SHARES

    (a) Each outstanding Class A Share shall entitle the holder thereof to ten votes on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action, other than any matter submitted to the shareholders for purposes solely of Article Fifth hereof; except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Class A Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of paragraph (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Class A Shares have not authorized the ownership of Class A Shares by such person as and to the extent contemplated by Article Seventh hereof.

    (b) A change in beneficial ownership of an outstanding Class A Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Class A Share, (2) investment power, which includes the power to direct the sale or other disposition of such Class A Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Class A Share or (4) the right to receive any distributions, including cash dividends, in respect of such Class A Share.

        (A) In the absence of proof to the contrary provided in accordance with the procedures referred to in paragraph (d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Class A Share is transferred of record into the name of any other person.

        (B) In the case of a Class A Share held of record in the name of a trust company, broker, nominee or clearing agency, if it has not been established pursuant to such procedures that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(l) through (b)(4) of this Division II with respect to such Class A Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action (or since August 20, 1985 for any period ending on or before August 19, 1989), then a change in beneficial ownership shall be deemed to have occurred during such period.

        (C) In the case of a Class A Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

        (D) In the case of Class A Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Class A Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Class A Shares shall be deemed to occur on each day while such failure continues.

    (c) Notwithstanding anything in this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

        (1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Class A Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Class A Shares is a party;

        (2) any transfer of any interest in a Class A Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Fourth;

        (3) any change in the beneficiary of any trust, or any distribution of a Class A Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

        (4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Class A Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Class A Share without further instructions from others;

        (5) any change in the person to whom dividends or other distributions in respect of a Class A Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

        (6) any issuance of a Class A Share by the Company or any transfer by the Company of a Class A Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer.

    (d) For purposes of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Class A Shares, by such transfer agent on the Company's behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Class A Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Class A Shares.

    (e) In the event of any stock split or stock dividend with respect to the Class A Shares, each Class A Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Class A Share, with respect to which such Class A Share was distributed, was acquired.

    (f) Each Class A Share, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other Class A Shares in all respects, and together the Class A Shares shall constitute a single class of shares of the Company.

                                [SMUCKER'S LOGO]

                     VOTING PROCEDURES -- BENEFICIAL OWNERS
         CLASS A AND CLASS B COMMON SHARES OF THE J. M. SMUCKER COMPANY

To All Banks, Brokers, and Nominees:

     In accordance with the Amended Articles of Incorporation of The J. M. Smucker Company ("Smucker"), shareholders who were holders of Class A Common Shares of record on July 3, 2000, and who acquired Smucker Class A Common Shares prior to July 3, 1996, will be able to cast ten votes per share on those shares at the Annual Meeting to be held on August 15, 2000. Those holders of record who acquired their Class A Common Shares on or after July 3, 1996, are, with certain exceptions, entitled to cast one vote per share on the Class A Common Shares so acquired.

     To enable Smucker to tabulate the voting by beneficial owners of Class A Common Shares held in your name, a special proxy card has been devised in accordance with suggestions made by representatives of brokerage houses and banks. On this card, the beneficial owner will certify the numbers of ten-vote shares and one-vote shares, respectively, he or she is entitled to vote, and will by the same signature give instructions as to the voting of those shares. ALL UNCERTIFIED SHARES, WHETHER INSTRUCTED OR NOT, ARE TO BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON SHARES. The beneficial owner proxy card certification is as follows:

        By signing below, the undersigned:

           - instructs that this proxy be voted as marked; and

           - certifies that of the total number of Class A Shares represented by this proxy, ___________ have been owned since BEFORE July 3, 1996, and ___________ were acquired ON OR AFTER July 3, 1996.

        If no certification is made, it will be deemed that ALL Class A Common Shares represented by this proxy were acquired on or after July 3, 1996.

     Please note, you do NOT have to TABULATE, only RECORD the numbers shown on the certification. Please note also that you do NOT certify if you are a broker; the beneficial owner certifies.

     If you are a bank, you may wish to follow your usual procedures and furnish the beneficial owner's proxy card to the beneficial owner for return directly to Smucker's transfer agent. The beneficial owner will then complete the certification before returning the card.

     TYPICALLY, OUR CLASS B COMMON SHARES ARE NON-VOTING AND WE INSTRUCT YOU NOT TO DELIVER PROXY CARDS TO HOLDERS OF CLASS B COMMON SHARES. AT THIS YEAR'S ANNUAL MEETING, HOWEVER, THE CLASS B COMMON SHARES WILL BE ENTITLED TO VOTE ON ONE MATTER. THEREFORE, WE HAVE DEVISED SEPARATE VOTING CARDS FOR THE CLASS A AND CLASS B COMMON SHARES AND LABELED THE CARDS ACCORDINGLY. PLEASE DISTRIBUTE THE APPROPRIATE CARDS TO THE HOLDERS OF CLASS A AND CLASS B COMMON SHARES. HOLDERS OF BOTH CLASS A AND CLASS B COMMON SHARES SHOULD RECEIVE BOTH CARDS. PLEASE NOTE THAT NONE OF THE CLASS B COMMON SHARES ARE ENTITLED TO TEN VOTES, AND THEREFORE NO CERTIFICATION IS INCLUDED ON THE CLASS B PROXY CARD.